UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported): JULY 29, 2005



                      INSIGHT COMMUNICATIONS COMPANY, INC.
             (Exact name of Registrant as specified in its charter)


        DELAWARE                       0-26677                   13-4053502
(State of incorporation)        (Commission File No.)           (IRS Employer
                                                             Identification No.)

                                 810 7TH AVENUE
                            NEW YORK, NEW YORK 10019
                    (Address of principal executive offices)


                  Registrant's telephone number: (917) 286-2300


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |X| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01. OTHER EVENTS.

     On July 29, 2005, we issued a press release announcing that we and Insight Acquisition Corp. have entered into a definitive merger agreement providing for Insight Acquisition Corp. to acquire all of our publicly held shares. A copy of the press release is being furnished as Exhibit 99.1 to this report and incorporated herein by reference.


ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(a)  Financial Statements of Businesses Acquired - None

(b)  Pro Forma Financial Information - None

(c)  Exhibits:

    EXHIBIT NO.           DESCRIPTION

        99.1              Press release issued on July 29, 2005

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           INSIGHT COMMUNICATIONS COMPANY, INC.



Dated: July 29, 2005                       By:  /s/ Elliot Brecher
                                                ------------------------------
                                                ELLIOT BRECHER
                                                Senior Vice President
                                                   and General Counsel